UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

June 13, 2012

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2012–A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-178682-02

(Commission File Number)

90-0399122

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 13, 2012, World Omni Auto Leasing LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with BNY Mellon Trust of Delaware, as owner trustee, relating to World Omni Automobile Lease Securitization Trust 2012-A (the “Issuing Entity”), a Delaware statutory trust created on April 19, 2012. On June 13, 2012, World Omni LT (the “Titling Trust”), Auto Lease Finance LLC (the “Initial Beneficiary”), AL Holding Corp. (the “Closed-End Collateral Agent”) and U.S. Bank National Association (the “Closed-End Administrative Agent”) entered into an Exchange Note Supplement, a copy of which is filed as an exhibit hereto, pursuant to which an exchange note secured by a pool of leases and the related leased vehicles was issued to the Initial Beneficiary. On June 13, 2012, the Initial Beneficiary and the Depositor entered into an Exchange Note Sale Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Initial Beneficiary to the Depositor. On June 13, 2012, the Depositor and the Issuing Entity entered into an Exchange Note Transfer Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the exchange note was sold from the Depositor to the Issuing Entity. On June 13, 2012, World Omni Financial Corp., as servicer (the “Servicer”), the Titling Trust and the Closed-End Collateral Agent entered into an Exchange Note Servicing Supplement, a copy of which is filed as an exhibit hereto, pursuant to which the Servicer agreed to service the leases and related leased vehicles related to the exchange note. On June 13, 2012, the Issuing Entity issued to the Depositor the asset backed notes, Series 2012-A, Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the “Class A Notes”) and Class B Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), having an aggregate original principal amount of $673,760,000, pursuant to an Indenture (the “Indenture”), dated as of June 13, 2012, between the Issuing Entity and Union Bank, N.A., as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 5, 2012, by and among the Depositor, the Servicer and the Underwriters, a copy of which is filed as an exhibit hereto, and the Notes were then sold by the Underwriters to the public.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 5, 2012, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the underwriters.

Exhibit 4.1	Indenture, dated as of June 13, 2012, by and between World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of June 13, 2012, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of June 13, 2012, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity and buyer.

Exhibit 10.3	2012-A Exchange Note Supplement to Collateral Agency Agreement, dated as of June 13, 2012, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2012-A to Closed-End Servicing Agreement, dated as of June 13, 2012, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of June 13, 2012, by and between World Omni Auto Leasing LLC, as depositor, and BNY Mellon Trust of Delaware, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of June 13, 2012, by and among World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity, World Omni Financial Corp., as administrator, and Union Bank, N.A., as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Depositor)

Dated: June 13, 2012	By:	/s/ Charles Einhorn
	Name:	Charles Einhorn
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 5, 2012, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the underwriters.

Exhibit 4.1	Indenture, dated as of June 13, 2012, by and between World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

Exhibit 10.1	Exchange Note Sale Agreement, dated as of June 13, 2012, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.

Exhibit 10.2	Exchange Note Transfer Agreement, dated as of June 13, 2012, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity and buyer.

Exhibit 10.3	2012-A Exchange Note Supplement to Collateral Agency Agreement, dated as of June 13, 2012, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Exhibit 10.4	Exchange Note Servicing Supplement 2012-A to Closed-End Servicing Agreement, dated as of June 13, 2012, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.

Exhibit 99.1	Trust Agreement, dated as of June 13, 2012, by and between World Omni Auto Leasing LLC, as depositor, and BNY Mellon Trust of Delaware, as owner trustee.

Exhibit 99.2	Administration Agreement, dated as of June 13, 2012, by and among World Omni Automobile Lease Securitization Trust 2012-A, as issuing entity, World Omni Financial Corp., as administrator, and Union Bank, N.A., as indenture trustee.

5